Exhibit 99.1

LiveVox Announces Second Quarter 2021 Financial Results
Second quarter total revenue of $28.9 million, up 28.5% year-over-year
Second quarter contract revenue of $22.4 million, up 34.4% year-over-year

SAN FRANCISCO, CA – August 12, 2021 - LiveVox Holdings, Inc. (“LiveVox” or the “Company”) (NASDAQ: LVOX), a leading global enterprise cloud communications company, today announced financial results for the second quarter ended June 30, 2021.
“We are very pleased by our record revenue results in the quarter, particularly our bookings and contract revenue strength, which lay the foundation for strong future revenue performance,” said Louis Summe, CEO and Co-Founder of LiveVox. “We are also optimistic about the rapid acceleration of our channel partner opportunity pipeline and sales and believe this will be an important piece of our business going forward. We have expanded our internal sales and marketing investment by more than 35% over the same period last year and as we continue to invest heavily in our industry leading platform, we have great confidence in our business and long-term prospects.”

Second Quarter 2021 Financial Highlights
•Revenue1: Total revenue for the second quarter of 2021 was $28.9 million, up 28.5% compared to $22.5 million in the second quarter of 2020.
•Contract Revenue: Contract revenue was $22.4 million, up 34.4% compared to $16.6 million for the second quarter of 2020.
•Adjusted Gross Margin: Adjusted gross margin was 61.7% after adjusting for stock-based compensation, depreciation and amortization and long-term incentive compensation triggered by the closing of the merger with Crescent Acquisition Corp. during the quarter, compared to 61.6% in the second quarter of 2020.
•Adjusted EBITDA: Adjusted EBITDA loss was $(2.6) million for the second quarter of 2021, compared to a loss of $(0.3) million for the second quarter of 2020.
Additional information regarding the non-GAAP financial measures discussed in this release, including an explanation of these measures and how each is calculated, is included below under the heading “Non-GAAP Financial Measures.” A reconciliation of GAAP to non-GAAP financial measures has also been provided in the financial tables included below. Management uses non-GAAP financial measures to evaluate operating performance. We believe non-GAAP financial measures provide useful information to investors and others to understand and evaluate our operating results in the same manner as our management and board of directors and allows for better comparison of financial results among our competitors.
1 Total revenue is comprised of recurring subscription revenue and non-recurring professional services revenue. Subscription revenue is comprised of contract revenue (revenue derived from usage committed under contract) and excess usage revenue (revenue derived from usage amounts higher than the minimum usage under contract).

Business Outlook
In determining the financial guidance to provide to investors, the Company considered its recent business trends and financial results, current growth plans, strategic initiatives, global economic outlook and the continued uncertainty of COVID-19 and its potential impact on the Company’s results. Since the beginning of the COVID-19 pandemic, excess usage revenue has been negatively impacted by the effect of government stimulus provided to consumers in response to the COVID-19 pandemic, including, without limitation, direct stimulus payments to consumers, enhanced and extended unemployment benefits, rent abatements and mortgage and student loan forbearances. These programs have reduced consumer credit origination and servicing activity for a significant number of the Company’s customers. In determining the financial guidance for the third quarter and the full year 2021 set forth below, the Company has assumed that the negative impact to excess usage revenue from such stimulus will remain the same as current levels for the remainder of the year. As such, LiveVox is providing guidance for its third quarter and full year 2021 as follows:
•Third Quarter 2021 Guidance2:
◦Total revenue is expected to be in the range of $29.0 to $30.0 million, representing growth of 14% to 18% year-over-year.
◦Contract revenue is expected to be in the range of $22.5 to $23.0 million, representing growth of 23% to 26% year-over-year.
◦Excess usage revenue is expected to be in the range of $6.5 to $7.0 million, representing a decrease of 2% to 9% year-over-year, assuming that the usage multiplier (total revenue divided by contract revenue) remains at current pandemic-impacted levels for the third quarter.
•Full Year 2021 Guidance:
◦Total revenue is now expected to be in the range of $117.0 to $119.0 million, representing growth of 14% to 16% year-over-year.
◦Contract revenue is now expected to be in the range of $89.5 to $90.5 million, representing growth of 24% to 26% year-over-year.
◦Excess usage revenue is expected to be in the range of $27.5 to $28.5 million, representing a decline of 7% to 10% year-over-year, assuming that the usage multiplier (total revenue divided by contract revenue) remains at current pandemic-impacted levels for the remainder of the year.
•Full Year 2022 Guidance:
◦Contract revenue will grow a minimum of 25% over 2021 contract revenue.
LiveVox has not reconciled its third quarter and full-year guidance related to non-GAAP net earnings or loss to GAAP net earnings or loss and non-GAAP earnings or loss per share to GAAP earnings or loss, because stock-based compensation cannot be reasonably calculated or predicted at this time. Accordingly, a reconciliation is not available without unreasonable effort. The impact of these adjusting items could be significant to the Company’s GAAP results.
Quarterly Conference Call
LiveVox will host a conference call today at 4:30 p.m. Eastern Time to review the Company’s financial results for the Second quarter ended June 30, 2021. To access this call, dial 855-327-6837 for the U.S. or Canada, or 631-891-4304 for callers outside the U.S. or Canada. A live webcast of the conference call will be accessible from the Investors section of LiveVox’s website, and a recording will be archived. An audio replay of this conference call will also be available through August 26, 2021, by dialing 844-512-2921 for the U.S. or Canada (or 412-317-6671 for callers outside the U.S. or Canada) and entering passcode 10015697.
About LiveVox Inc.
LiveVox (NASDAQ: LVOX) is a next-generation contact center platform that powers more than 14 billion interactions a year. By seamlessly integrating omnichannel communications, CRM, AI, and WFO capabilities, the Company’s technology delivers an exceptional agent and customer experience while reducing compliance risk. With 20 years of cloud experience and expertise, LiveVox’s CCaaS 2.0 platform is at the forefront of cloud contact center innovation. The Company has more than 500 global employees and is headquartered in San Francisco, with offices in Atlanta, Columbus, Denver, New York City, St. Louis, Medellin (Colombia) and Bangalore (India). For more information visit: http://www.livevox.com

Forward-Looking Statements

Certain statements made in this release are "forward looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words "estimates," "projected," "expects," "anticipates," "forecasts," "plans," "intends," "believes," "seeks," "may," "will," "would," "should," "future," "propose," "target," "goal," "objective," "outlook" and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside LiveVox’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Any such forward-looking statements are made pursuant to the safe harbor provisions available under applicable securities laws and speak only as of the date of this presentation. LiveVox assumes no obligation to update or revise any such forward-looking statements except as required by law.

Important factors, among others, that may affect actual results or outcomes include the inability to recognize the anticipated benefits of the Business Combination; costs related to the recently completed business combination; LiveVox’s ability to manage growth; LiveVox’s ability to execute its business plan and meet its  projections; potential litigation involving LiveVox; changes in applicable laws or regulations; the possibility that LiveVox may be adversely affected by other economic, business, and competitive factors; the impact of the continuing COVID-19 pandemic on LiveVox’s business as well as those factors described in the "Risk  Factors" section of our filings with the Securities and Exchange Commission ("SEC").

The information contained in this press release is summary information that is intended to be considered in the context of LiveVox’s SEC filings and other public announcements that LiveVox may make, by press release or otherwise, from time to time. LiveVox also uses its website to distribute company information, including performance information, and such information may be deemed material. Accordingly, investors should monitor LiveVox’s website (http://www.livevox.com). LiveVox undertakes no duty or obligation to publicly update or revise the forward-looking statements or other information contained in this presentation. These materials contain information about LiveVox and its affiliates and certain of their respective personnel and affiliates, information about their respective historical performance and general information about the market. You should not view information related to the past performance of LiveVox or information about the market, as indicative of future results, the achievement of which cannot be assured.

Consolidated Statements of Operations and Comprehensive Loss
For the Three and Six Months Ended June 30, 2021 and 2020
(Unaudited) (In thousands, except per share data)

	For the three months ended June 30,		For the six months ended June 30,
	2021	2020	2021	2020
Revenue	$28,913	$22,505	$56,858	$49,024
Cost of revenue	21,615	9,613	32,795	19,585
Gross profit	7,298	12,892	24,063	29,439
Operating expenses
Sales and marketing expense	27,685	6,982	36,593	15,101
General and administrative expense	24,637	3,393	29,517	6,459
Research and development expense	30,169	4,765	36,349	9,503
Total operating expenses	82,491	15,140	102,459	31,063
Loss from operations	(75,193)	(2,248)	(78,396)	(1,624)
Interest expense, net	941	969	1,885	1,953
Change in the fair value of warrant liability	(375)	—	(375)	—
Other expense (income), net	32	(50)	25	82
Total other expense, net	598	919	1,535	2,035
Pre-tax loss	(75,791)	(3,167)	(79,931)	(3,659)
Provision for income taxes	52	352	87	413
Net loss	$(75,843)	$(3,519)	$(80,018)	$(4,072)
Comprehensive loss
Net loss	(75,843)	(3,519)	(80,018)	(4,072)
Other comprehensive income (loss)	(25)	(9)	14	(114)
Comprehensive loss	$(75,868)	$(3,528)	$(80,004)	$(4,186)
Net loss per share—basic and diluted	$(1.08)	$(0.05)	$(1.17)	$(0.06)
Weighted average shares outstanding—basic and diluted	69,945	66,637	68,291	66,637

Consolidated Balance Sheets
As of June 30, 2021 and December 31, 2020
(In thousands, except per share data)

	As of
	June 30, 2021	December 31, 2020
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$161,423	$18,098
Restricted cash, current	—	1,368
Accounts receivable, net	15,850	13,817
Deferred sales commissions, current	1,797	1,521
Prepaid expenses and other current assets	5,390	2,880
Total Current Assets	184,460	37,684
Property and equipment, net	3,205	3,505
Goodwill	47,481	47,481
Intangible assets, net	22,425	18,688
Operating lease right-of-use assets	6,304	3,858
Deposits and other	538	2,334
Deferred sales commissions, net of current	3,709	3,208
Deferred tax asset	37	—
Restricted cash, net of current	100	100
Total Assets	$268,259	$116,858

LIABILITIES & STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$3,912	$3,521
Accrued expenses	53,721	11,667
Deferred revenue, current	1,178	1,140
Term loan, current	2,160	1,440

Operating lease liabilities, current	1,842	1,353
Finance lease liabilities, current	163	392
Total current liabilities	62,976	19,513
Long term liabilities:
Line of credit	—	4,672
Deferred revenue, net of current	166	237
Term loan, net of current	53,236	54,604
Operating lease liabilities, net of current	5,038	3,088
Finance lease liabilities, net of current	25	38
Deferred tax liability, net	—	193
Warrant liability	1,633	—
Other long-term liabilities	371	372
Total liabilities	123,445	82,717

Commitments and contingencies (Note 10 and 22)
Stockholders’ equity:
Preferred stock, $0.0001 par value per share; 25,000 shares authorized, none issued and outstanding as of June 30, 2021; none authorized, issued and outstanding as of December 31, 2020	—	—
Common stock, $0.0001 par value per share; 500,000 shares authorized as of June 30, 2021 and December 31, 2020; 87,085 and 66,637 shares issued and outstanding as of June 30, 2021 and December 31, 2020	9	7
Additional paid-in capital	249,843	59,168
Accumulated other comprehensive loss	(192)	(206)
Accumulated deficit	(104,846)	(24,828)
Total stockholders’ equity	144,814	34,141
Total liabilities & stockholders’ equity	$268,259	$116,858

Consolidated Statements of Cash Flows
For the Six Months Ended June 30, 2021 and 2020
(Unaudited) (Dollars in thousands)

	For the six months ended June 30,
	2021	2020
Operating activities:
Net loss	$(80,018)	$(4,072)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	962	923
Amortization of identified intangible assets	2,244	2,095
Amortization of deferred loan origination costs	72	71
Amortization of deferred sales commissions	832	552
Non-cash lease expense	801	679
Stock compensation expense	278	313
Equity incentive bonus	68,674	—
Bad debt expense	22	984
Deferred income tax benefit	(230)	(310)
Change in the fair value of the warrant liability	(375)	—
Offering cost associated with Warrants recorded as liabilities	41	—
Changes in assets and liabilities
Accounts receivable	(1,358)	2,862
Other assets	(807)	(460)
Deferred sales commissions	(1,609)	(843)
Accounts payable	1,362	(743)
Accrued expenses	218	611
Deferred revenue	(33)	(5)
Operating lease liabilities	(724)	(623)
Other long-term liabilities	(1)	(12)
Net cash provided by (used in) operating activities	(9,649)	2,022

Investing activities:
Purchases of property and equipment	(604)	(259)
Acquisition of businesses, net of cash acquired	—	(20)
Asset acquisition	1,326	—
Net cash provided by (used in) investing activities	722	(279)
Financing activities:
Proceeds from Merger and PIPE financing, net of cash paid	157,383	—
Repayment on loan payable	(1,536)	(576)
Repayment of drawdown on line of credit	(4,672)	4,672
Repayments on finance lease obligations	(242)	(393)
Net cash provided by financing activities	150,933	3,703
Effect of foreign currency translation	(49)	(120)
Net increase in cash, cash equivalents and restricted cash	141,957	5,326
Cash, cash equivalents, and restricted cash beginning of period	19,566	16,513
Cash, cash equivalents, and restricted cash end of period	$161,523	$21,839

	For the six months ended June 30,
	2021	2020
Supplemental disclosure of cash flow information:
Interest paid	$1,805	$1,896
Income taxes paid	175	73
Supplemental schedule of noncash investing activities:
Additional right-of-use assets	$3,246	$—
Contingent consideration in asset acquisition	7,000	—

Reconciliation of cash, cash equivalents and restricted cash to the consolidated balance sheets (dollars in thousands):

	As of June 30,
	2021	2020
Cash and cash equivalents	$161,423	$20,388
Restricted cash, current	—	1,343
Restricted cash, net of current	100	108
Total cash, cash equivalents and restricted cash	$161,523	$21,839

GAAP Net Income to Adjusted EBITDA
(In $ Thousands)

	Three Months Ended June 30, (unaudited)		Six Months Ended June 30, (unaudited)
	2021	2020	2021	2020
Net loss	$(75,843)	$(3,519)	$(80,018)	$(4,072)
Non-GAAP adjustments:
Depreciation and amortization	1,602	1,501	3,205	3,017
Long-term equity incentive bonus and stock-based compensation expense	69,423	157	69,965	497
Interest expense, net	941	969	1,885	1,953
Change in the fair value of warrant liability	(375)	—	(375)	—
Other expense (income), net	32	(50)	25	82
Acquisition and financing related fees and expenses	1,041	—	1,041	25
Transaction-related costs	570	—	1,303	—
Golden Gate Capital management fee expenses	(25)	274	146	431
Provision for income taxes	51	352	86	413
Adjusted EBITDA	$(2,583)	$(316)	$(2,737)	$2,346

GAAP Gross Profit to Adjusted Gross Profit
(In $ thousands)

	Three Months Ended June 30, (unaudited)		Six Months Ended June 30, (unaudited)
	2021	2020	2021	2020
Gross profit	$7,298	$12,892	$24,063	$29,439
Depreciation and amortization	911	951	1,858	1,920
Long-term equity incentive bonus and stock-based compensation expense	9,633	16	9,687	32
Non-GAAP gross profit	$17,842	$13,859	$35,608	$31,391
Non-GAAP gross margin %	61.7%	61.6%	62.6%	64.0%

Contacts
Investor Contacts:
Alexis Waadt
awaadt@livevox.com

Ryan Gardella
livevoxIR@icrinc.com

Press contacts:
Nick Bandy
nbandy@livevox.com

Katie Creaser
livevoxPR@icrinc.com

Source: LiveVox Holdings, Inc.